STATE BOARD OF ADMINISTRATION

OF FLORIDA

1801 Hermitage Boulevard-Suite 100
Tallahassee, Florida 32308
(850) 488-4406

Post Office Box 13300
32317-3300

ADDENDUM NO. 2
to
REIMBURSEMENT CONTRACT
Effective: June 1, 2006
(Contract)

between

FEDERATED NATIONAL INSURANCE COMPANY
Ft. Lauderdale, FL
(Company)

NAIC # 27980

and

THE STATE BOARD OF ADMINISTRATION OF THE STATE OF FLORIDA (SBA) WHICH ADMINISTERS THE FLORIDA HURRICANE CATASTROPHE FUND (FHCF)

It is Hereby Agreed, effective at 12:01 a.m., Eastern Time, June 1, 2006, that this Contract shall be amended as follows:

ADDITIONAL COVERAGE OPTION FOR LIMITED APPORTIONMENT COMPANIES PURSUANT TO SECTION 215.555(4)(b), FLORIDA STATUTES.

Insurers which qualify as Limited Apportionment Companies under s. 627.351(6)(c), Florida Statutes may select additional FHCF reimbursement coverage of up to $10 million dollars. The additional premium to be charged for this additional reimbursement coverage shall be 50 percent of the additional reimbursement coverage provided, which shall include one prepaid full reinstatement. The additional premium shall be due and payable in three equal installments on August 1, 2006, on October 1, 2006, and on December 1, 2006. The minimum retention level that must be retained associated with this additional coverage layer is 30 percent of the insurer's surplus as of March 31, 2006. The reimbursement percentage applicable to this additional coverage shall be 100 percent, which includes reimbursement for loss adjustment expense as provided under the Reimbursement Contract.

This additional reimbursement coverage shall be in addition to all other coverage provided by the SBA under the Company's Reimbursement Contract and shall be in addition to the claims-paying capacity of the FHCF as defined in Section 215.555(4)(c)1., Florida Statutes, but only with respect to those insurers that select the additional coverage option. This additional coverage shall not overlap or duplicate coverage otherwise provided for in the Reimbursement Contract or offset any co-payments. The claims-paying capacity with respect to all other participating insurers,

including Limited Apportionment Companies that do not select the additional coverage option, shall be limited to their reimbursement premium's proportionate share of the actual claims-paying capacity as defined in Section 215.555(4)(c)1., Florida Statutes and as provided for under the terms of the Reimbursement Contract. Coverage provided in the Reimbursement Contract for participating insurers will not be affected by the additional premiums paid by Limited Apportionment Companies exercising this additional coverage option.

Coverage provided in this additional coverage option shall otherwise be consistent with terms and conditions as relates to the Reimbursement Contract including, but not limited to, definitions, coverage for Covered Policies as defined, exclusions, loss reporting, and examination procedures.

The optional coverage provided in this Addendum expires on May 31, 2007 and is not renewable.

ALL LIMITED APPORTIONMENT COMPANIES MUST INDICATE BELOW THE LEVEL OF OPTIONAL ADDITIONAL COVERAGE SELECTED FROM ZERO UP TO THE STATUTORY MAXIMUM OF $10 MILLION DOLLARS. IF NO ADDITIONAL COVERAGE IS SELECTED, THE COMPANY SHALL INDICATE BY PLACING $0 IN THE BLANK SPACE PROVIDED BELOW.

Amount of Additional FHCF Coverage selected: (Indicate an amount from $0 for no additional coverage up to $10 million; there is no additional coverage available in excess of $10 million)
$ 10 million . (ten million)

IF THIS ADDENDUM NO. 2 IS RETURNED WITHOUT THE ABOVE BLANK SPACE FILLED IN WITH A DOLLAR AMOUNT, IT SHALL BE DEEMED BY THE STATE BOARD OF ADMINISTRATION TO BE A CHOICE NOT TO SELECT THE ADDITIONAL COVERAGE.

[signature]
Company

By: Michael Brown - President — 5/23/06
Name/Title — Date

Approved by:

Florida Hurricane Catastrophe Fund
By: State Board of Administration of the State of Florida

By: ______________________ ______________________
Coleman Stipanovich — Date
Executive Director

Approved as to legality:

By: ______________________ ______________________
Linda Lettera — Date
General Counsel
FL Bar ID#311911